SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 24, 2003


                            mPHASE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)





          New Jersey                000-24969                    22-2287503
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)





                  587 Connecticut Ave., Norwalk, CT 06854-0566
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (203) 838-2741



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     mPhase Technologies, Inc., (OTC BB:XDSL), announced it has received another significant purchase order from a major customer for passive central office POTS Splitters bringing mPhase's total order backlog for its POTS Splitter product to $2.8 million.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             mPHASE TECHNOLOGIES, INC.




                                             By:  /s/ Martin S. Smiley
                                                  ----------------------
                                                   Martin S. Smiley
                                                   Executive Vice President,
                                                   Chief Financial Officer and
                                                   General Counsel

Date:  July 24, 2003